UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): August 29, 2012

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Hermosa Court, Sunnyvale, California	94085
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders, held on August 29, 2012, the stockholders of Ariba, Inc. (“Ariba”) voted on the proposals set forth below. The proposals are described in detail in the Company’s Proxy Statement. The final results regarding each proposal are set forth below.

Proposal No. 1: To adopt the Agreement and Plan of Merger, dated as of May 22, 2012, by and among SAP America, Inc., a Delaware corporation (“SAP”), Angel Expansion Corporation, a Delaware corporation and wholly-owned subsidiary of SAP, and Ariba, as such agreement may be amended from time to time.

Votes For	Against	Abstain	Broker Non-Votes
73,625,103	84,054	294,733	—

Proposal No. 2: To approve, on a non-binding advisory basis, the compensation to be paid to Ariba’s named executive officers that is based on or otherwise relates to the merger, including the agreements and understandings with Ariba pursuant to which such compensation may be paid or become payable.

Votes For	Against	Abstain	Broker Non-Votes
35,479,512	36,170,701	2,353,677	—

Proposal No. 3: To approve the adjournment of the special meeting to a later date, if the chairman of the special meeting determines that it is necessary or appropriate and is permitted by the merger agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

Adjournment of the special meeting was not necessary or appropriate because there was a quorum present and there were sufficient votes at the time for the special meeting to adopt the merger agreement.

The merger is subject to the satisfaction or waiver of remaining closing conditions, including regulatory approval by the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the UK’s Office of Fair Trading, and the Australian Competition and Consumer Commission. Ariba and SAP anticipate that the merger will close soon after receiving the required regulatory clearances, which is currently expected to be in the fourth quarter of calendar year 2012.

A copy of the press release issued by the Company regarding the stockholder vote is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 29, 2012

Safe Harbor Statement under the Private Securities Litigation Reform Act 1995:

Information and announcements in this Form 8-K involve Ariba’s expectations, beliefs, hopes, plans, intentions or strategies regarding the future and are forward-looking statements that involve risks and uncertainties. All forward-

looking statements included in this Form 8-K are based upon information available to Ariba as of the date of filing of this Form 8-K, and Ariba assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from Ariba’s current expectations. Factors that could cause or contribute to outcomes that differ materially from current expectations include, but are not limited to: the pendency of the Merger Agreement or the failure to complete the merger with SAP; the impact of adverse economic conditions on Ariba’s results of operations and financial condition; the impact of the pendency of the merger, including the potential disruption of our ongoing business; the ability to attract and retain qualified employees; long and unpredictable sales cycles and the deferrals of anticipated orders and the outcome of and costs associated with pending or future regulatory or legal proceedings. Factors and risks associated with Ariba’s business, including a number of the factors and risks described above, are discussed in Ariba’s Form 10-Q filed with the SEC on August 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: August 29, 2012	By:	/s/ Ahmed Rubaie
Ahmed Rubaie
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 29, 2012